                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No.______)

Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         SECURITY GROWTH AND INCOME FUND
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3)  Per unit  price  or other  underlying  value  of  transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

[SBG LOGO]
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Security Benefit Life Insurance Company                700 SW Harrison St.
Security Benefit Group, Inc.                           Topeka, Kansas 66636-0001
Security Distributors, Inc.                            (785) 431-3000
Security Management Company, LLC

Dear Shareholder:

I am writing to inform you of the upcoming  special  meeting of  stockholders of
Security Growth and Income Fund to be held on Wednesday, April 17, 2002. Several issues  affecting the fund will be on the agenda.  At this meeting you are being asked to vote on important proposals affecting your fund. WE ASK YOU TO READ THE
ENCLOSED  INFORMATION  CAREFULLY  AND VOTE YOUR  SHARES.  YOUR VOTE IS EXTREMELY
IMPORTANT.

The issues to be considered at the special meeting are:

PROPOSAL NO. 1 - TO APPROVE AN AMENDMENT TO THE FUND'S INVESTMENT MANAGEMENT AND
SERVICES  AGREEMENT.  All stockholders of the fund are voting on an amendment to the fund's Investment Management and Services Agreement with Security Management
Company,  LLC ("SMC"). The amendment would provide for SMC to receive a separate fee for investment advisory, general administrative and accounting, and transfer agency services.

PROPOSAL  NO. 2 - TO APPROVE  ADOPTION OF A CLASS A  DISTRIBUTION  PLAN.  We are
asking the Class A and Class B shareholders of the fund to approve adoption of a
Class A Distribution Plan for the fund.

PROPOSAL NO. 3 - TO APPROVE A PROPOSAL TO CHANGE THE FUND'S NAME.  We are asking the  stockholders  of the fund to  approve  changing  the name of the fund  from
"Security Growth and Income Fund" to "Security Large Cap Value Fund."

The Board of Directors of the fund has  unanimously  approved the  proposals and recommends that you vote "FOR" them. To vote, simply complete,  sign and send us the  enclosed  proxy  card  in the  envelope  provided.  Alternatively,  you may register  your  vote on the  Internet  at  www.proxyvote.com.  If you  have  any questions  concerning  the issues to be voted on or need  assistance  completing your proxy card, please contact us at 1-800-888-2461.

We appreciate your  consideration  of these important  proposals.  Thank you for investing with the Security Funds.

Sincerely,

JAMES R. SCHMANK

James R. Schmank
President
Security Management Company, LLC

                                   NOTICE OF
                       SPECIAL MEETING OF STOCKHOLDERS OF
                       SECURITY GROWTH AND INCOME FUND(R)
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

TO THE STOCKHOLDERS OF
  >  SECURITY GROWTH AND INCOME FUND

   Notice is hereby given that a special meeting of the stockholders of Security
Growth and Income Fund (the "Fund"), a Kansas  corporation,  will be held at the offices of the Fund,  Security  Benefit Group Building,  700 SW Harrison Street,
Topeka,  Kansas  66636-0001,   on  April  17,  2002  at  9:30  a.m.  local  time
("Meeting"), for the following purposes:

   1.  To approve an amendment to the Fund's Investment  Management and Services
       Agreement with Security Management Company, LLC.

   2.  To approve adoption of a Class A Distribution  Plan for the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

   3.  To approve a proposal to change the Fund's name from "Security Growth and
       Income Fund" to "Security Large Cap Value Fund."

   4.  To transact  such other  business as may properly come before the Meeting or any  adjournments  thereof,  and to adjourn the  Meeting  from time to time.

   The  Board of  Directors  of the Fund has  fixed  the  close of  business  on
February 19, 2002, as the record date for the  determination  of stockholders of the Fund entitled to notice of and to vote at the Meeting.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  GROWTH  AND  INCOME  FUND.  ANY FORM OF  PROXY  THAT IS  EXECUTED  AND
RETURNED,  NEVERTHELESS  MAY BE  REVOKED  PRIOR  TO ITS USE.  ALL  SUCH  PROXIES
PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                                Security Growth and Income Fund,
Topeka, Kansas                                                        AMY J. LEE
March [  ], 2002                                                       Secretary
--------------------------------------------------------------------------------
IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

SECURITY GROWTH AND INCOME FUND
MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 SW HARRISON STREET, TOPEKA, KANSAS 66636-0001

                 SPECIAL MEETING OF STOCKHOLDERS, APRIL 17, 2002
                                 PROXY STATEMENT
                                 MARCH [ ], 2002

   The enclosed proxy is solicited by and on behalf of the Board of Directors of the Fund. The Board of Directors is soliciting  proxies from stockholders of the
Fund with respect to the  proposals  set forth in the  accompanying  notice.  We expect to mail proxies to the Fund's stockholders on or about March __, 2002.

   Stockholders of each Class will vote together with respect to Proposal Nos. 1 and 3, and only Class A  stockholders  will vote with respect to Proposal No. 2, as set forth in the table below.

--------------------------------------------------------------------------------
                          PROPOSAL                                CLASS AFFECTED
--------------------------------------------------------------------------------
1.  To approve an amendment to the Fund's Investment              All Classes
    Management and Services Agreement with Security               of the Fund
    Management Company, LLC.
--------------------------------------------------------------------------------
2.  To approve a Class A Distribution Plan pursuant to            Class A and B
    Rule 12b-1 under the Investment Company Act of 1940.          Shares of
                                                                  the Fund
--------------------------------------------------------------------------------
3.  To approve a proposal to change the Fund's name from          All Classes
    "Security Growth and Income Fund" to "Security Large          of the Fund
    Cap Value Fund."
--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
            APPROVAL OF AMENDMENT OF THE FUND'S INVESTMENT MANAGEMENT
                             AND SERVICES AGREEMENT

   The Board of Directors of the Fund  recommends  approval of an amendment (the
"Amendment") to the Fund's current Investment  Management and Services Agreement
(the  "Agreement")  with the  Fund's  investment  manager,  Security  Management
Company, LLC ("SMC" or the "Investment  Manager").  If approved by stockholders, the Amendment  would:  (1) change the investment  advisory fee for the Fund; (2)
impose a  separate  fee for  administrative,  accounting,  transfer  agency  and dividend  disbursing services provided to the Fund; and (3) provide for the Fund to pay all of its expenses, which are currently paid by SMC.
--------------------------------------------------------------------------------
THE FUND WILL FURNISH,  WITHOUT CHARGE,  A COPY OF THE ANNUAL REPORT  CONTAINING
AUDITED FINANCIAL  STATEMENTS FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001, TO A
STOCKHOLDER  UPON  REQUEST.  SUCH  REQUESTS  SHOULD BE DIRECTED TO THE FUND,  BY
WRITING THE FUND AT 700 SW HARRISON STREET,  TOPEKA,  KANSAS  66636-0001,  OR BY
CALLING THE FUND'S TOLL-FREE TELEPHONE NUMBER 1-800-888-2461, EXTENSION 3127.

            DESCRIPTION OF EXISTING AGREEMENT AND PROPOSED AMENDMENT

   SMC currently  serves as the  investment  manager of the Fund pursuant to the terms of the Agreement,  which is dated January 31, 1989. The Board of Directors of the Fund last approved the Agreement on November 1, 2001.  Fund  stockholders last approved the Agreement on January 26, 2000, in connection with an amendment to  permit  SMC,  with  Board  approval,  to enter  into or  amend  sub-advisory agreements  without  stockholder  approval  and in  connection  with the  Fund's adoption of a Brokerage Enhancement Plan.

   Under the  Agreement,  SMC provides  investment  advisory  services,  general
administrative,   fund  accounting,  transfer  agency  and  dividend  disbursing services and arranges for provision to the Fund of all other required  services, including services of independent accountants, legal counsel, custodial services and  printing,  all for a single  fee.  In  addition,  SMC pays all  expenses in connection  with the  performance  of services  provided  or procured  under the
Agreement, including all fees and charges of third parties providing services to the Fund.

   As  compensation  for  services  provided  to the Fund,  the Fund pays SMC an annual  fee equal to (i) 2% of the first $10  million of the  average  daily net assets, (ii) 1 1/2% of the next $20 million of the average daily net assets, and
(iii) 1% of the remaining  average  daily net assets of the Fund.  Such fees are determined  daily and payable  monthly.  In the fiscal year ended  September 30,
2001, SMC received from the Fund fees of $819,249. No brokerage commissions were paid by the Fund to an affiliated broker for the fiscal year ended September 30,
2001.

   Unless superseded by the proposed  Amendment,  the Agreement will continue in effect until January 1, 2003,  and from year to year  thereafter,  provided such continuance is  specifically  approved by the vote of a majority of the Board of
Directors  of the Fund  (including  a  majority  of such  Directors  who are not parties  to  the  Agreement  or  interested  persons  of  any  such  party  (the
"Independent  Directors")) cast in person at a meeting  specifically  called for voting on such renewal.

   Under the terms of the Agreement, SMC is not subject to any liability for any errors of judgment or mistake of law or for any loss  sustained by reason of the adoption of any investment policy so long as such recommendation shall have been made with due care and in good faith. Nothing in the Agreement,  however,  shall protect SMC against any liability to the Fund or its  stockholders  by reason of willful  misfeasance,  bad faith, or gross  negligence in the performance of its duties or by reason of its  reckless  disregard  of its  obligations  and duties under the Agreement.

   The  Agreement may be  terminated  without  penalty at any time upon 60 days'
notice  by the  Board of  Directors  of the Fund,  by vote of the  holders  of a majority  of the  outstanding  voting  securities  of the Fund,  or by SMC.  The
Agreement is terminated  automatically  in the event of its  assignment (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")).

                               PROPOSED AMENDMENT

   SMC proposes to amend the Agreement with the Fund. The form of the Amendment, which is attached  hereto as Exhibit A, was  proposed by SMC and was approved by the Board of  Directors  of the Fund  (including  a majority of the  Independent
Directors)  on February 1, 2002.  Other than as  described  below,  there are no material  differences  between the current Agreement and the proposed Amendment.
It is expected that the Amendment  will become  effective May 1, 2002,  provided that it is approved by stockholders  of the Fund at the Meeting.  The Board also has made the effectiveness of the Amendment contingent upon approval of Proposal
No.  2 by the  stockholders  of the  Fund.  If  Proposal  No.  1 or No. 2 is not
approved,  the current  Agreement will continue in effect in accordance with its terms.

   The  Amendment  provides  for SMC to  receive a  separate  fee for  providing investment  advisory  services  and  general  administrative,  fund  accounting, transfer agency and dividend disbursing services.  If the Amendment is approved, the fee for  advisory  services  will be an  annual  fee  equal  to 0.75% of the average daily net assets of the Fund. The fee for  administrative  services will be an annual fee equal to 0.09% of the average daily net assets of the Fund. For transfer  agency  services,  SMC will  charge  a  maintenance  fee of $8.00  per stockholder account and a transaction fee of $1.00 per stockholder  transaction, including  dividends.  The amount of aggregate transfer agency fees will be paid by the Fund rather than deducted from individual stockholder accounts.

   Additional   information   about   SMC,   the  Fund's   investment   manager,
administrator and transfer agent, as well as its managing members,  officers and affiliates, is presented in Exhibit B.

                       REASONS FOR THE PROPOSED AMENDMENT

   The proposed new fee  structure  for the Fund is intended to bring the Fund's fee arrangements in line with the other funds in the mutual fund industry, where most funds charge a separate fee for  investment  advisory,  administrative  and transfer agency  services.  SMC believes that the proposed fee arrangement  will make it easier  for the Fund's  stockholders  to  compare  the  Fund's  fees for advisory and other services to the fees of other  comparable  mutual funds.  SMC further believes that the new arrangement  makes it possible to better match the services provided by SMC and the fees attributable to those services.

                                FEES AND EXPENSES

   The Amendment  would affect the fees and expenses of the Fund as demonstrated by the chart below. The chart sets forth the fees and expenses of the Fund under the current  Agreement during the fiscal year ended September 30, 2001 and, on a pro forma  basis,  what the fees and  expenses  would have been  during the same period if the Amendment had been in place.

                -----------------------------------------------
                FUND'S CURRENT       PROPOSED        PERCENTAGE
                FEE STRUCTURE      FEE STRUCTURE     DIFFERENCE
                -----------------------------------------------
                  $819,249*          $579,017        -29.32%*
                   725,988**                         -20.24%**
                -----------------------------------------------
                 *Gross fees (before deducting  expenses of the
                  Fund borne by SMC).
                **Net fees  (after  deducting  expenses  of the
                  Fund borne by SMC).
                -----------------------------------------------

   The following  table sets forth  information  concerning  the Fund's fees and expenses  by class as a  percentage  of average  net assets for the fiscal  year ended September 30, 2001 under the current  Agreement and assuming the Amendment and proposed Class A Distribution Plan had been in place during the same period.

FEES AND EXPENSES OF THE FUND

   STOCKHOLDER  FEES  (fees  paid  directly  from your  investment).  This table describes  the fees and expenses  that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
                                      CLASS A     CLASS B     CLASS C    CLASS S
                                      SHARES     SHARES(1)    SHARES     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases (as a percentage
of offering price)                    5.75%        None        None       None
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, whichever is lower)         None(2)      5%(3)       1%(4)      6%(5)
--------------------------------------------------------------------------------
1  Class B shares convert tax-free to Class A shares  automatically  after eight years.
2  Purchases of Class A shares in amounts of  $1,000,000 or more are not subject to an initial sales load;  however,  a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.
3  5% during the first year, decreasing to 0% in the sixth and following years.
4  A deferred  sales charge of 1% is imposed in the event of  redemption  within one year of purchase.
5  6% during the first year, decreasing to 0% in the eighth and following years.
--------------------------------------------------------------------------------

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets).

--------------------------------------------------------------------------------
                                          CLASS A    CLASS B   CLASS C   CLASS S
--------------------------------------------------------------------------------
(UNDER CURRENT AGREEMENT)
--------------------------------------------------------------------------------
Management fee.........................   1.32%       1.32%     1.33%     1.36%
Distribution (12b-1) fees..............   0.00%       1.00%     1.00%     1.00%
Other expenses.........................   0.00%       0.00%     0.00%     0.00%
TOTAL ANNUAL FUND OPERATING EXPENSES...   1.32%       2.32%     2.33%     2.36%
--------------------------------------------------------------------------------
(UNDER PROPOSED AMENDMENT)
--------------------------------------------------------------------------------
Management fee.........................   0.75%       0.75%     0.75%     0.75%
Distribution (12b-1) fees..............   0.25%(1)    1.00%     1.00%     1.00%
Other expenses.........................   0.33%       0.33%     0.33%     0.33%
TOTAL ANNUAL FUND OPERATING EXPENSES...   1.33%(2)    2.08%     2.08%     2.08%
--------------------------------------------------------------------------------
1  Distribution  Fees applicable if the Class A Distribution Plan is approved by stockholders of the Fund.
2  Total annual fund operating expenses assuming approval of Proposal No. 1, the proposed  new fee  structure,  and  Proposal  No.  2,  the  proposed  Class A
   Distribution Plan.
--------------------------------------------------------------------------------

   EXAMPLES:  These Examples  assume that you invest $10,000 in the Fund for the time periods  indicated and that your  investment has a 5% return each year. The tables  first show an expense  example for each class  assuming  that the Fund's total  operating  expenses  remain at current  levels.  The table then shows the effect on expenses if the proposed  Amendment and Class A Distribution  Plan are approved  and  implemented.  Although  your actual costs may be higher or lower, based on these assumptions your costs would be:

   You would pay the  following  expenses if you redeemed your shares at the end of each period.

      --------------------------------------------------------------------
      SHARE CLASS              1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------
      CLASS A
        Current Agreement       $702      $  969      $1,257       $2,074
        Proposed Amendment       703         972       1,262        2,084
      --------------------------------------------------------------------
      CLASS B
        Current Agreement        735       1,024       1,440        2,405
        Proposed Amendment       711         952       1,319        2,219
      --------------------------------------------------------------------
      CLASS C
        Current Agreement        336         727       1,245        2,418
        Proposed Amendment       311         652       1,119        2,154
      --------------------------------------------------------------------
      CLASS S
        Current Agreement        839       1,236       1,560        2,696
        Proposed Amendment       811       1,152       1,419        2,154
      --------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

      --------------------------------------------------------------------
      SHARE CLASS              1 YEAR     3 YEARS     5 YEARS     10 YEARS
      --------------------------------------------------------------------
      CLASS A
        Current Agreement       $702        $969      $1,257       $2,074
        Proposed Amendment       703         972       1,262        2,084
      --------------------------------------------------------------------
      CLASS B
        Current Agreement        235         724       1,240        2,405
        Proposed Amendment       211         652       1,119        2,219
      --------------------------------------------------------------------
      CLASS C
        Current Agreement        236         727       1,245        2,418
        Proposed Amendment       211         652       1,119        2,154
      --------------------------------------------------------------------
      CLASS S
        Current Agreement        239         736       1,260        2,696
        Proposed Amendment       211         652       1,119        2,154
      --------------------------------------------------------------------

                      BOARD CONSIDERATION OF THE AMENDMENT

   The Board, including the Independent Directors,  unanimously voted to approve the  Amendment  and to recommend to  stockholders  of the Fund that they vote to approve the Amendment.

   At its  February  1,  2002  meeting,  the  Board  of  Directors  of the  Fund requested, received and considered information from SMC relevant to the proposed
Amendment,   including  (1)  a  comparison  of  the  current  and  proposed  fee
structures;   (2)  overall   expense  ratios  under  the  current  and  proposed
arrangements;  (3) industry  data on expenses;  (4)  information  regarding  the nature,  extent and quality of the services  expected to be provided to the Fund by SMC; (5) SMC's past investment  performance with respect to the Fund; (6) the costs of services to be provided by SMC; (7) other  sources of revenue  accruing to SMC and its  affiliates  as a  result  of its  relationship  with  the  Fund, including any intangible benefits that accrue to SMC and its affiliates; and (8)
the profitability of SMC. The Board carefully  evaluated this  information,  and was advised by legal counsel with respect to its deliberations.

   In unanimously  approving the Amendment and  recommending its approval by the stockholders of the Fund, the Directors,  including the  Independent  Directors, took into  account  all  factors  that they  deemed  relevant  and  reached  the following conclusions: (1) the existing fee structure of the Fund is not typical in the mutual fund  industry,  and the  Amendment  would bring the fee structure into line with industry  practice;  (2) the proposed fee structure would make it easier for  stockholders  and  investors to compare the Fund's fees for advisory and  other  services  to the  fees of other  comparable  mutual  funds;  (3) the proposed fee  structure  would allow the  Directors to better match the services provided by SMC and the fees  attributable to those  services,  making it easier for the  Directors  to monitor  the  reasonableness  of SMC's  compensation  for advisory and other  services;  (4) the proposed fee structure is consistent with the fee  structure  of  other  funds  in the  Security  Funds  complex;  (5) the aggregate fees for investment advisory, general administrative, fund accounting, transfer  agency  and  dividend  disbursing  services  under  the  proposed  fee structure would be slightly lower than such fees under the current  arrangement;
and (6)  compensation  to be paid SMC under the Amendment is fair and reasonable with  regard  to the  Fund in  light  of the  services  to be  provided  and the anticipated  costs of those services,  and is comparable to management fees paid by  comparable  funds.  Based on the  foregoing  considerations,  and such other factors as the Board  considered to be relevant,  the Board  determined that the
Amendment  is in the  best  interests  of the  Fund  and  its  stockholders  and authorized  submission of the proposal to stockholders of the Fund, although the
Board  determined  to  make  implementation  of the  Amendment  contingent  upon approval of a Class A Distribution Plan by the Class A stockholders of the Fund.
Accordingly,  if Proposal  No. 1 is approved by the  stockholders  of Fund,  the
Board will not implement the Amendment  unless the Class A  stockholders  of the
Fund also approve Proposal No. 2.

   THE BOARD, INCLUDING THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY RECOMMENDS THAT
YOU VOTE FOR PROPOSAL NO. 1. UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL NO. 2
                      APPROVAL OF CLASS A DISTRIBUTION PLAN

                                  INTRODUCTION

   At a meeting held on February 1, 2002, the Board of Directors  approved as in the  best  interests  of the  Fund and the  Class A  stockholders  of the Fund a
Distribution  Plan,  effective February 1, 2002, under which the Fund may use up to 0.25% of the average daily net assets  attributable  to its Class A shares to pay for, among other things,  the promotion and distribution of the Fund's Class
A shares and the  provision  of  services  to the  beneficial  owners of Class A shares. The proposed Distribution Plan is comparable to plans that currently are in place  with  respect to the Class A shares of the other  mutual  funds in the
Security  Funds  complex.  The Board's  approval of the  Distribution  Plan with respect to the Class A shares of the Fund is not  contingent  upon  approval  of
Proposal  No.  1 by the  stockholders  of the  Fund;  if  Proposal  No. 1 is not approved,  the  Distribution  Plan will be  implemented  if  approved by Class A stockholders.

   As discussed in more detail below,  the Directors  approved the  Distribution
Plan because they believe that it offers several potential  benefits to the Fund and Class A stockholders  despite the increase in the Fund's operating expenses.
In  particular,  the  Distribution  Plan  will  finance  an array  of  services, described in more detail  below,  that Class A  stockholders  may consider to be helpful. In addition,  the Distribution Plan should assist the Fund in competing for investor dollars in a highly  competitive  marketplace.  A greater degree of competitiveness  may result in greater assets in the Fund (and greater retention of assets),  which  benefits the Fund and Class A  stockholders  by offering the potential for increased investment opportunities and portfolio  diversification, more efficient  portfolio  management and more complete investment of the Fund's portfolios,  reduced per share expenses by spreading fixed costs across a larger asset base, and mitigation of dissipating assets (with a corresponding  increase in per share expenses) in the event of market declines.

   The Board  recommends  that the Class A  stockholders  approve  the  proposed
Distribution Plan, a form of which is attached as Exhibit C.

                      DESCRIPTION OF THE DISTRIBUTION PLAN

   The proposed  Distribution Plan authorizes  payments from assets attributable to Class A shares  for a variety  of  services  with  respect to Class A shares, including any type of activity that is primarily  intended to result in the sale of the  Class  A  shares,  as  determined  by the  Board,  as  well  as  related stockholder  services  authorized by the Board. The Distribution  Plan relies on the  provisions of Rule 12b-1 under the 1940 Act, to the extent  applicable,  to make these payments.

   The  proposed  Distribution  Plan  authorizes  payments  as  compensation  or reimbursement for a wide variety of services including,  without limitation, the following:

1.  Preparation,  printing and  distribution  of the prospectus and statement of additional  Information  and any supplement  thereto used in connection with the offering of the Fund's shares to the public;

2.  Printing of additional copies of reports and other communications which were prepared by the Fund for  distribution to existing  stockholders  for use by the Fund's Distributor as sales literature;

3.  Preparation, printing and distribution of any other sales literature used in connection with the offering of the Fund's shares to the public;

4.  Expenses  incurred in advertising,  promoting and selling shares of the Fund to the public;

5.  Any stockholder  service fees paid by the Distributor to securities  dealers or other  entities  that have  executed an Agreement  with the  Distributor.
    Stockholder  service  fees shall  include fees for account  maintenance  and personal service to stockholders,  including,  but not limited to, answering routine  customer  inquiries  regarding  the Fund,  assisting  customers  in changing  dividend  options,  account  designations  and  addresses,  and in enrolling into any of several special investment plans offered in connection
    with  the  purchase  of  the  Fund's  Class  A  shares,   assisting  in  the
    establishment  and  maintenance of customer  accounts and records and in the processing of purchase and redemption transactions,  investing dividends and
    capital   gains   distributions    automatically   in   shares,    providing
    sub-administration  and/or  sub-transfer  agency services for the benefit of the Fund and providing  such other  services as the Fund or the customer may reasonably request;

6.  Commissions  to sales  personnel for selling shares of the Fund and interest expenses related thereto; and

7.  Expenses  incurred in  promoting  sales of shares of the Fund by  securities dealers,  including the costs of preparation of materials for presentations, travel  expenses,  costs of  entertainment,  and other expenses  incurred in connection with promoting sales of Fund shares by dealers.

   The Fund's Distributor,  Security  Distributors,  Inc. ("SDI"),  may also use amounts  generated  under the Plan to  defray  legal  and  administrative  costs associated with implementation of the Plan.

   The  proposed   Distribution  Plan  authorizes  payment  of  compensation  or reimbursement in an amount up to 0.25%, on an annual basis, of the average daily net assets attributable to Class A shares.  Payments under the Distribution Plan may be made directly by the Fund, or indirectly through the Fund's  Distributor.
In accordance  with Conduct Rule 2830 of the National  Association of Securities
Dealers, Inc. (a broker-dealer self-regulatory organization), the entire payment under the  Distribution  Plan may  constitute  a "service  fee," as that term is defined in that Conduct Rule.  Payments generally will be accrued daily and paid monthly,  or at such other intervals as the Board may determine.  As required by applicable  law,  the Board will review,  at least  quarterly,  written  reports concerning the amounts expended under the Distribution Plan and the purposes for which the expenditures were made.

   The  Distribution  Plan provides that it must  initially be approved,  and is subject to renewal on an annual  basis,  by the Board,  including  approval by a majority  of the  Directors  who are not  "interested  persons"  of the Fund for regulatory  purposes  and who do not  have  any  direct  or  indirect  financial interest in the operation of the Distribution Plan or any related agreement (the
"Plan  Directors").  In  addition,  the  Distribution  Plan  requires  that  its provisions  relating  to payment for  services  that are  primarily  intended to result  in the  sale of  Class A  shares  be  approved  by a vote of at  least a
"majority of the  outstanding  voting  securities"  of the Class A shares of the
Fund. This standard is described in more detail below under "VOTING  INFORMATION
- Required  Vote." Plan  Directors  must approve any material  amendments to the
Distribution  Plan,  and Class A  stockholders  must approve any amendment  that would  materially  increase the amount to be spent for  services and  activities that are  primarily  intended  to  result  in the sale of  Class A  shares.  The
Distribution  Plan also may be  terminated at any time by the vote of a majority of  Plan  Directors,  or by a  vote  of a  majority  of the  outstanding  voting securities of the Class A shares of the Fund.

   Because Class B shares convert to Class A shares on the eighth anniversary of purchase,  Class B  shareholders  are also  entitled  to vote on approval of the
Distribution  Plan. If a "majority of the outstanding  voting securities" of the
Class B shares of the  Series do not  approve  the  Distribution  Plan,  but the
Distribution  Plan is  approved  by the Class A shares,  the Class B shares will convert  to a  separate  class of  shares  that is on the same  terms as Class A shares before implementing the Distribution Plan.

   The  attached  form of the  Distribution  Plan  qualifies in its entirety the foregoing description of that Plan.

                  BOARD CONSIDERATION OF THE DISTRIBUTION PLAN

   The Board has concluded that the  Distribution  Plan is reasonably  likely to benefit  the Fund and the Class A  stockholders  of the Fund.  Accordingly,  the
Directors,   including  the  Plan  Directors,   have  unanimously  approved  the
Distribution Plan with respect to Class A shares and the payment of fees accrued thereunder pending stockholder  approval,  and have authorized the submission of the Distribution Plan to Class A stockholders of the Fund for their approval.

   The Board requested  information from Fund management to determine whether it was appropriate to approve the  Distribution  Plan and to recommend its approval by  Class A  stockholders  of the  Fund.  The  Board  carefully  evaluated  this information, and was advised by legal counsel with respect to its deliberations.

   The Directors  decided to approve the  Distribution  Plan and recommend  that
Class  A   stockholders   approve  the  Plan  on  the  basis  of  the  following
considerations, among others:

1.  The  Distribution  Plan  will  permit  the  financing  of a broad  array  of activities  and services  that are a potential  source of benefit to Class A investors,  and which frequently are available to retail investors in mutual funds;

2.  The financing of a broad array of activities and services may make the Class
    A shares a more  attractive  investment  alternative  in a very  competitive marketplace.  Increased  competitiveness may result in increased assets (and increased retention of assets),  which can benefit the Fund and investors in
    the   Fund  by   potentially   increasing   investment   opportunities   and
    diversification,  permitting  more efficient  portfolio  management and more complete investment of the Fund's portfolios, reducing per share expenses by spreading fixed costs [that are not covered under the Investment  Management
    and  Services   Agreement]  across  a  larger  asset  base,  and  mitigating dissipation of assets (with a corresponding  increase in per share expenses)
    in the event of market declines;

3.  The  Distribution  Plan may open up new  distribution  channels  for selling
    Class A shares, such as financial intermediaries relying on ongoing payments
    of   distribution   and/or  service  fees.   Increased   opportunities   for
    distribution  may  help  maintain  and  increase  asset  levels,  which,  as discussed above, can benefit Class A investors;

4.  The  Distribution  Plan may provide  greater  incentive to SDI and others to incur promotional  expenses on behalf of Class A shares, which may assist in asset growth;

5.  The  absence of any means to  finance  promotional  activities  may make the
    Class A shares  a less  desirable  investment  option,  which  may lead to a dissipation of assets to the detriment of the Fund and Class A investors;

6.  The fees that may be paid under the  Distribution  Plan are  appropriate and reasonable in light of the services  financed under the  Distribution  Plan, and are  consistent  with  industry  standards  regarding  payment for these activities and services; and

7.  The  Distribution  Plan  provides  a  high  degree  of  certainty  regarding compliance with applicable regulations relating to payments for the services and  activities  financed by the  Distribution  Plan,  as it  explicitly  is subject to the substantive and procedural requirements of Rule 12b-1.

   Based on its review of the  information  requested  and  provided,  the Board determined that the Distribution  Plan was reasonably likely to benefit the Fund and Class A stockholders, and was consistent with the best interests of the Fund and Class A investors.  Accordingly,  in light of the above  considerations  and such other factors and information it considered relevant, the Board unanimously approved the Distribution Plan and recommended the Distribution  Plan's approval by Class A stockholders of the Fund.

   THE BOARD, INCLUDING THE PLAN DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE
FOR PROPOSAL NO. 2. UNMARKED PROXIES WILL BE SO VOTED.

                                 PROPOSAL NO. 3
                           APPROVAL OF CHANGE IN NAME
                        TO SECURITY LARGE CAP VALUE FUND

   The  investment  objective of the Fund is long-term  growth of capital with a secondary emphasis on income. The Fund invests,  under normal circumstances,  at least 65% of its total assets in large-capitalization value companies (companies the  total  market  value of  which  is $5  billion  or  greater  at the time of purchase). In choosing stocks, the Fund's Sub-Adviser,  The Dreyfus Corporation, looks for value  stocks,  which are stocks of companies  that are believed to be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential.

   At a meeting  held on February  1, 2002,  the Board of  Directors  approved a recommendation  by SMC that the Fund's  name be changed  to  Security  Large Cap
Value Fund,  effective  October 1, 2002. The directors  considered  that the new name was more  descriptive of the Fund's  investment  objective and policies and was more  consistent  with the names of other mutual funds in the Security Funds complex.

   Accordingly,  in light of the above  considerations and such other factors as it considered relevant,  the Board unanimously approved the change in the Fund's name, and recommended approval of the change by stockholders of the Fund.

   Because  the  proposal  constitutes  a  change  to  the  Fund's  articles  of incorporation, stockholder approval is required under Kansas law.

   THE BOARD  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE FOR PROPOSAL NO. 3. UNMARKED
PROXIES WILL BE SO VOTED.

                                  OTHER MATTERS

   The Board of Directors of the Fund is not aware of any other  matters to come before  the  Meeting or any  adjournments  thereof  other  than those  specified herein. If any other matters should come before the Meeting, it is intended that the  persons  named as  proxies  in the  enclosed  form(s)  of  proxy,  or their substitutes,  will vote the proxy in accordance with their best judgment on such matters.

                               VOTING INFORMATION

   Each share of stock is entitled to one vote, and stockholders of the Fund (or class thereof) will vote  separately with respect to each proposal on which they are entitled to vote. Only Fund  stockholders of record at the close of business on February 19, 2002 (the "Record  Date"),  are entitled to vote at the Meeting.
On that date, the  outstanding  number of shares of the Fund entitled to vote on the proposals was as follows:

                  --------------------------------------------
                               SHARES OUTSTANDING
                  --------------------------------------------
                  CLASS A     CLASS B     ALL CLASSES COMBINED
                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------

   As of the Record Date, the following persons owned  beneficially more than 5%
of the Fund, or a class thereof:

--------------------------------------------------------------------------------
                                                                  % OF CLASS'S
SHARE                    NAME*                     NUMBER OF      OUTSTANDING
CLASS                                             SHARES OWNED       SHARES
--------------------------------------------------------------------------------
         Security Benefit Life Insurance Co.
--------------------------------------------------------------------------------
         Security Benefit Life Ins. Co. Trste.
         Agent for Security Benefit Life
--------------------------------------------------------------------------------
         Security Benefit Group, Inc.
--------------------------------------------------------------------------------
*All  located  at 700 SW  Harrison  Street,  Topeka,  Kansas  66636-0001  unless otherwise noted.
--------------------------------------------------------------------------------

   The following chart shows the shares of common stock of the Fund beneficially owned, as a group, by the Directors and the chief executive  officer of the Fund as of December 31, 2001:

      -------------------------------------------------------------------
                           NUMBER OF SHARES BENEFICIALLY
                          OWNED BY ALL DIRECTORS AND CHIEF     PERCENTAGE
                            EXECUTIVE OFFICER AS A GROUP        OF CLASS
                          -----------------------------------------------
           FUND                       CLASS A                   CLASS A
      -------------------------------------------------------------------
      Security Growth             3,148.494 shares               0.038%
      and Income Fund
      -------------------------------------------------------------------

The  following  chart shows the shares of common stock of the Fund  beneficially owned,  individually,  by the Directors and the chief  executive  officer of the
Fund as of December 31, 2001:

    ------------------------------------------------------------------------
                         NUMBER OF SHARES BENEFICIALLY
                        OWNED BY ALL DIRECTORS AND CHIEF          PERCENTAGE
                         EXECUTIVE OFFICER INDIVIDUALLY            OF CLASS
                        ----------------------------------------------------
        SERIES                         CLASS A                     CLASS A
    ------------------------------------------------------------------------
    Security Growth     John D. Cleland - 1,690.790 shares          0.021%
    and Income Fund     Penny A. Lumpkin - 1,251.422 shares         0.015%
                        Donald A. Chubb, Jr. - 206.282 shares       0.003%
    ------------------------------------------------------------------------
    No Director or "named executive  officer" of the Fund beneficially owned any shares of common stock of the Series as of December 31, 2001, except as shown in the above chart.
    ------------------------------------------------------------------------

   You may vote in person at the  Meeting,  by  telephone,  by  Internet,  or by returning  your  completed  proxy card in the  postage-paid  envelope  provided.
Details can be found on the enclosed proxy insert. Do not return your proxy card if you are  voting by  telephone  or  Internet.  You may  revoke  your  proxy by submitting  another proxy or a notice of revocation of your proxy in proper form to the  Secretary of the Fund, or by voting the shares in person at the Meeting.
However,  attendance  in person at the  Meeting,  by  itself,  will not revoke a previously  tendered  proxy.  A  second  proxy  form  may be  obtained  from the
Secretary of the Fund.

   The  presence,  in person or by  proxy,  of more than 50% of the  outstanding shares of the Fund that are entitled to vote on a proposal will be sufficient to establish a quorum for the conduct of  business at the  Meeting.  Shares held by stockholders  present in person or  represented  by proxy at the Meeting will be counted  both for the purpose of  determining  the  presence of a quorum and for calculating  the  votes  cast  on  the  proposals  before  the  Meeting.  Shares represented by timely and properly  executed proxies will be voted as specified.
Executed  proxies  that are  unmarked  will be  voted in favor of the  proposals presented at the Meeting.

   If a proxy represents a broker  "non-vote" (that is, a proxy from a broker or nominee  indicating  that such a person has not received  instructions  from the beneficial  owner or  other  person  entitled  to vote  shares  of the Fund on a particular  matter with respect to which the broker or nominee has discretionary power) or is marked with an abstention (collectively "abstentions"),  the Fund's shares  represented  thereby will be considered to be present at the Meeting for purposes  of  determining  the  existence  of a quorum  for the  transaction  of business.  Abstentions,  however,  will  have the  effect of a "no" vote for the purpose of obtaining  requisite approval for the proposals  described herein and any other proposal that may come before the Meeting.

   In the event that a sufficient number of votes to approve a proposal were not received,  the persons named as proxies may propose one or more  adjournments of the Meeting to permit further  solicitation of voting  instructions,  or for any other  purpose.  A vote may be taken on any proposal  prior to an adjournment if sufficient  votes have been received for approval.  Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. Unless otherwise instructed,  proxies will be voted in favor of any  adjournment.  At any  subsequent  reconvening  of the  Meeting,  proxies
(unless previously  revoked) will be voted in the same manner as they would have been voted at the Meeting.

                                  REQUIRED VOTE

   Each of Proposal  Nos. 1 and 2 must be approved by the vote of a "majority of outstanding voting securities," as defined in the 1940 Act, of the Fund that are entitled to vote on the proposal,  which  requires the approval of the lesser of
(a) 67% or more of the Fund's shares that are present or represented by proxy at the Meeting,  if the holders of more than 50% of the  outstanding  shares of the
Fund that are entitled to vote are present in person or  represented by proxy at the Meeting, or (b) more than 50% of all outstanding shares of the Fund that are entitled to vote. Under Kansas law, Proposal No. 3 must be approved by more than
50% of all outstanding shares of the Fund that are entitled to vote.

                               PROXY SOLICITATION

   SMC will bear the cost of soliciting proxies. In addition to solicitations by mail,  some of the Investment  Manager's  officers and employees,  without extra remuneration,  may conduct additional  solicitation by telephone,  telegraph and personal  interviews.  To ensure  that  sufficient  shares  of common  stock are represented at the Meeting to permit approval of the proposals set forth herein, the Fund may retain the services of a proxy  solicitor  to assist in  soliciting proxies for a fee, plus reimbursement of out-of-pocket expenses.

                              STOCKHOLDER PROPOSALS

   Unless  otherwise  required  under  the 1940 Act,  ordinarily  it will not be necessary  for the Fund to hold annual  meetings of  stockholders.  Stockholders wishing to submit  proposals for inclusion in a proxy statement for a subsequent stockholders'  meeting  should send their written  proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

   Proposals  must be received a reasonable  time prior to the date of a meeting of  stockholders  to be considered  for  inclusion in the proxy  materials for a meeting.  Timely  submission of a proposal does not,  however,  necessarily mean that the proposal will be included.  Persons named as proxies for any subsequent stockholders'  meeting will vote in their  discretion  with respect to proposals submitted on an untimely basis.

                                           By order of the Board of Directors of
                                                Security Growth and Income Fund,
                                                                      AMY J. LEE
                                                                       Secretary

                                    EXHIBIT A

                  INVESTMENT MANAGEMENT AND SERVICES AGREEMENT

This  Agreement,  made and entered into as of this 1st day of May,  2002, by and between  SECURITY  GROWTH AND INCOME  FUND,  a Kansas  corporation  (hereinafter referred to as the "Fund"),  and  SECURITY  MANAGEMENT  COMPANY,  LLC, a limited liability company (hereinafter referred to as "SMC").

                                   WITNESSETH:

WHEREAS,  the Fund is engaged in business as an open-end  management  investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS,  SMC is willing to provide  investment  research  and  advice,  general administrative,  fund  accounting,  transfer  agency,  and  dividend  disbursing services to the Fund on the terms and  conditions  hereinafter  set forth and to arrange for the  provision  of all other  services  (except  for those  services specifically  excluded  in  this  Agreement)  required  by the  Fund,  including custodial, legal, auditing and printing;

NOW  THEREFORE,  in  consideration  of the premises and mutual  agreements  made herein, the parties agree as follows:

 1.  EMPLOYMENT  OF SMC.  The Fund hereby  employs SMC to (a) act as  investment adviser  to the Fund with  respect to the  investment  of its assets and to supervise and arrange for the purchase of  securities  for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision  of the  Board of  Directors  of the Fund (or a duly  appointed committee thereof), during the period and upon and subject to the terms and
     conditions   described  herein;  (b)  to  provide  the  Fund  with  general administrative,  fund accounting,  transfer agency, and dividend disbursing services  described and set forth in Schedule A attached  hereto and made a part of this Agreement by reference;  and (c) to arrange for, monitor,  and bear the  expense  of,  the  provision  to the Fund of all  other  services required by the Fund,  including but not limited to services of independent accountants,  legal counsel,  custodial services and printing.  SMC may, in accordance with all applicable legal  requirements,  engage the services of other  persons or  entities,  regardless  of any  affiliation  with SMC, to provide  services to the Fund under this Agreement.  SMC agrees to maintain sufficient  trained  personnel  and  equipment  and supplies to perform its responsibilities  under this  Agreement and in conformity  with the current
     Prospectus of the Fund and such other  reasonable  standards of performance as the Fund may from time to time specify and shall use reasonable  care in selecting and  monitoring the  performance  of third  parties,  who perform services for the Fund.  SMC shall not  guarantee  the  performance  of such persons.

     SMC hereby  accepts  such  employment  and agrees to perform  the  services required by this Agreement for the compensation herein provided.

 2.  ALLOCATION OF EXPENSES AND CHARGES.

     (a)  EXPENSES OF SMC.  SMC shall pay all  expenses in  connection  with the performance of its services under this  Agreement,  except as provided otherwise herein.

     (b)  EXPENSES  OF THE FUND.  Anything  in this  Agreement  to the  contrary notwithstanding,  the Fund shall pay or reimburse  SMC for the payment of the following  described expenses of the Fund whether or not billed to the Fund, SMC or any related entity;

            (i)  brokerage fees and commissions;
           (ii)  taxes;
          (iii)  interest expenses;
           (iv)  any  extraordinary  expenses approved by the Board of Directors of the Fund; and
            (v)  distribution fees paid under the Fund's Class A, Class B, Class
                 C and Class S Distribution Plans;

     and, in addition to those expenses set forth above,  the Fund shall pay all of its  expenses  whether  or not  billed to the Fund,  SMC or any  related entity,  including,  but not limited to the following:  Board of Directors'
     fees; legal, auditing and accounting expenses; insurance premiums; broker's commissions;  taxes and governmental  fees and any membership dues; fees of custodian;  expenses  of  obtaining  quotations  on  the  Fund's  portfolio securities  and  pricing  of the  Fund's  shares;  costs  and  expenses  in connection  with the  registration  of the Fund's  capital  stock under the
     Securities Act of 1933 and  qualification of the Fund's capital stock under the Blue Sky laws of the  states  where such  stock is  offered;  costs and expenses in connection with the registration of the Fund under the 1940 Act and all  periodic  and  other  reports  required  thereunder;  expenses  of
     preparing,   printing   and   distributing   reports,   proxy   statements,
     prospectuses,   statements   of   additional   information,   notices   and
     distributions to stockholders; costs of stockholder and other meetings; and
     expenses of maintaining the Fund's corporate existence.

 3.  COMPENSATION OF SMC.

     (a)  As compensation for the investment advisory services to be rendered by
          SMC to the Fund for each of the years this Agreement is in effect, the
          Fund  shall  pay SMC an  annual  fee  equal  to  0.75%  of the  Fund's respective  average  daily net  assets.  Such fee shall be  calculated daily and payable  monthly.  As  compensation  for the  administrative services to be rendered by SMC to the Fund,  the Fund shall pay SMC an annual  fee  equal  to 0.09% of their  respective  average  daily  net assets.  Such fees shall be calculated daily and payable  monthly.  If this Agreement  shall be effective for only a portion of a year,  then
          SMC's  compensation  for said year shall be prorated for such portion.
          For  purposes  of this  Section  3, the value of the net assets of the
          Fund shall be computed  in the same manner at the end of the  business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus. For transfer agency services provided by SMC to the  Fund,  the Fund  shall  pay a  Maintenance  Fee of  $8.00  per account,  a Transaction Fee of $1.00 per transaction per account and a
          Dividend Fee of $1.00 per  dividend  per  account.  For the purpose of calculating the Maintenance,  Transaction and Dividend Fees applicable to the Fund,  SMC may count as a shareholder  account each person that holds a beneficial  interest in an omnibus account maintained on SMC's transfer agency system by a third-party administrator,  broker/dealer, bank,  insurance company or other entity;  provided that SMC is paying such third-party administrator, broker/dealer, bank, insurance company or other entity sub-administrative, sub-accounting and/or sub-transfer agency fees for keeping individual  shareholder  records in connection with an investment in the Fund.

     (b)  For each of the Fund's  fiscal  years that this  Agreement  remains in force, SMC agrees that if total annual expenses of the Fund, exclusive of interest and taxes,  extraordinary  expenses (such as  litigation), distribution  fees paid under the Fund's Class A, Class B, Class C and
          Class S  Distribution  Plans,  but  inclusive  of SMC's  compensation, exceed  any  expense  limitation  imposed by state  securities  law or regulation in any state in which shares of the Fund are then qualified for sale, as such  regulations  may be amended from time to time,  SMC will  contribute  to the Fund such funds or waive such  portion of its fee, adjusted monthly,  as may be requisite to insure that such annual expenses will not exceed any such limitation.  If this Agreement shall be effective  for only a portion of any fiscal year,  then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions  incurred in  connection  with the purchase or sale of any securities  by the Fund shall not be deemed to be expenses  within the meaning of this paragraph (b).

 4.  INVESTMENT ADVISORY DUTIES.

     (a)  INVESTMENT   ADVICE.   SMC  shall  regularly  provide  the  Fund  with
          investment research,  advice and supervision,  continuously furnish an investment program,  recommend which securities shall be purchased and sold  and  what  portion  of the  assets  of the  Fund  shall  be held uninvested  and  arrange  for the  purchase  of  securities  and other investments  for  the  Fund  and  the  sale of  securities  and  other investments  held in the portfolio of the Fund. All investment  advice furnished by SMC to the Fund under this paragraph 4 shall at all times conform to any  requirements  imposed by the  provisions of the Fund's
          Articles of  Incorporation  and Bylaws,  the 1940 Act, the  Investment
          Advisors  Act of  1940  and  the  rules  and  regulations  promulgated thereunder,  and other applicable  provisions of law, and the terms of the  registration  statement of the Fund under the  Securities  Act of
          1933 ("1933  Act")  and/or the 1940 Act, as may be  applicable  at the time,  all as from time to time  amended.  SMC shall advise and assist the  officers or other  agents of the Fund in taking such steps as are necessary or  appropriate  to carry out the  decisions of the Board of
          Directors of the Fund (and any duly appointed  committee thereof) with regard to the foregoing  matters and the general account of the Fund's business.

     (b)  SUBADVISERS.  Subject  to the  provisions  of the  1940  Act  and  any applicable  exemptions  thereto,  SMC is  authorized,  but is under no obligation,  to enter into sub-advisory  agreements (the "Sub-Advisory
          Agreements")  with one or more  subadvisers  (each a "Subadviser")  to provide  investment  advisory  services  to the  Fund,  or any  series thereof. Each Subadviser shall have investment discretion with respect to the assets assigned to that Subadviser by SMC.  Consistent with the provisions of the 1940 Act and any applicable  exemption thereto,  SMC
          may  enter  into   Sub-Advisory   Agreements  or  amend   Sub-Advisory
          Agreements  without the approval of the  shareholders  of the Fund, or series thereof as applicable.

     (c)  PORTFOLIO TRANSACTIONS AND BROKERAGE.

            (i)  Transactions in portfolio  securities shall be effected by SMC, through brokers or otherwise (including affiliated brokers), in the manner  permitted in this paragraph 4 and in such manner as
                 SMC shall  deem to be in the best  interests  of the Fund after consideration is given to all relevant factors.

           (ii)  In  reaching  a judgment  relative  to the  qualification  of a
                 broker  to  obtain   the  best   execution   of  a   particular
                 transaction, SMC may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such  securities;  the  importance  to the Fund of speed and efficiency of execution;  whether the particular transaction is part of a larger intended  change of portfolio  position in the same  securities;  the execution  capabilities  required by the
                 circumstances  of  the  particular  transaction;   the  capital
                 required by the  transaction;  the overall capital  strength of the broker;  the broker's apparent  knowledge of or familiarity with sources from or to whom such  securities  may be purchased
                 or  sold;   as  well  as  the   efficiency,   reliability   and
                 confidentiality with which the broker has handled the execution of prior similar transactions.

          (iii)  Subject  to  any   statements   concerning  the  allocation  of
                 brokerage  contained in the Fund's  Prospectus  or Statement of
                 Additional  Information,   SMC  is  authorized  to  direct  the
                 execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to SMC. Such allocations shall be in such amounts and proportions as SMC may determine. If the transaction is directed to a broker providing brokerage and research services to SMC, the commission paid for such  transaction  may be in excess of the  commission  another broker would have charged for effecting  that  transaction,  if
                 SMC shall have  determined in good faith that the commission is reasonable  in  relation  to the  value  of the  brokerage  and research  services  provided,  viewed in terms of  either  that particular  transaction or the overall  responsibilities of SMC with  respect to all  accounts as to which it now or  hereafter
                 exercises   investment   discretion.   For   purposes   of  the
                 immediately   preceding  sentence,   "providing  brokerage  and
                 research  services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities
                 Exchange Act of 1934, as amended.

           (iv)  In  the  selection  of  a  broker  for  the  execution  of  any transaction not subject to fixed  commission  rates,  SMC shall have no duty or obligation to seek advance  competitive bidding for  the  most  favorable  negotiated  commission  rate  to  be applicable to such transaction,  or to select any broker solely on the basis of its purported or "posted" commission rates.

            (v)  In connection with  transactions on markets other than national or regional securities  exchanges,  the Fund will deal directly with the selling  principal or market maker  without  incurring charges for the services of a broker on its behalf  unless,  in the best  judgment of SMC,  better  price or  execution  can be obtained by utilizing the services of a broker.

     (d)  LIMITATION  OF LIABILITY  OF SMC WITH RESPECT TO RENDERING  INVESTMENT
          ADVISORY  SERVICES.  So long as SMC shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder,  SMC shall  not be liable  for any  errors of  judgment  or mistake of law, or for any loss sustained by reason of the adoption of any  investment  policy  or the  purchase,  sale or  retention  of any security  on its  recommendation,  whether or not such  recommendation shall have been based upon its own  investigation and research or upon investigation  and  research  made by any  other  individual,  firm or corporation,  if such  recommendation  shall  have  been made and such other  individual,  firm or corporation  shall have been selected with due care and in good faith. Nothing herein contained,  however,  shall be construed  to protect SMC against any  liability to the Fund or its shareholders  by reason  of  willful  misfeasance,  bad faith or gross negligence  in the  performance  of its  duties  or by  reason  of its reckless  disregard of its obligations and duties under this paragraph
          4. As used  in  this  paragraph  4,  "SMC"  shall  include  directors, officers and employees of SMC, as well as SMC itself.

 5.  ADMINISTRATIVE AND TRANSFER AGENCY SERVICES.

     (a)  RESPONSIBILITIES  OF SMC.  SMC  will  provide  the Fund  with  general
          administrative,   fund  accounting,   transfer  agency,  and  dividend
          disbursing  services  described  and set forth in  Schedule A attached hereto and made a part of this  Agreement by reference.  SMC agrees to maintain  sufficient  trained  personnel and equipment and supplies to perform such services in conformity with the current Prospectus of the
          Fund and such other  reasonable  standards of  performance as the Fund may from time to time specify,  and otherwise perform such services in an accurate, timely, and efficient manner.

     (b)  INSURANCE. The Fund and SMC agree to procure and maintain,  separately or as joint  insureds with  themselves,  their  directors,  employees, agents and others,  and other investment  companies for which SMC acts as  investment  adviser and  transfer  agent,  a policy or policies of insurance  against  loss arising  from  breaches of trust,  errors and omissions,  and a fidelity bond meeting the  requirements  of the 1940
          Act, in the amounts  and with such  deductibles  as may be agreed upon from time to time. SMC shall be solely  responsible for the payment of premiums due for such policies.

     (c)  REGISTRATION AND COMPLIANCE.

            (i)  SMC  represents  that as of the  date of this  Agreement  it is registered as a transfer agent with the Securities and Exchange
                 Commission ("SEC") pursuant to Subsection 17A of the Securities and  Exchange  Act  of  1934  and  the  rules  and  regulations thereunder, and agrees to maintain said registration and comply with all of the requirements of said Act, rules and regulations so long as this Agreement remains in force.

           (ii)  The  Fund  represents  that  it  is  a  diversified  management investment  company  registered with the SEC in accordance with the 1940 Act and the  rules  and  regulations  thereunder,  and authorized  to sell its shares  pursuant to said Act,  the 1933
                 Act and the rules and regulations thereunder.

     (d)  LIABILITY AND INDEMNIFICATION WITH RESPECT TO RENDERING ADMINISTRATIVE
          AND  TRANSFER  AGENCY  SERVICES.  SMC shall be liable  for any  actual losses,  claims, damages or expenses (including any reasonable counsel
          fees  and   expenses)   resulting   from  SMC's  bad  faith,   willful
          misfeasance,   reckless  disregard  of  its  obligations  and  duties,
          negligence or failure to properly perform any of its  responsibilities or duties under this Paragraph 5. SMC shall not be liable and shall be indemnified  and held harmless by the Fund,  for any claim,  demand or action brought against it arising out of, or in connection with:

            (i)  The bad faith, willful  misfeasance,  reckless disregard of its duties or  negligence by the Board of Directors of the Fund, or
                 SMC's  acting  upon  any  instructions  properly  executed  and authorized by the Board of Directors of the Fund;

           (ii)  SMC acting in reliance upon advice given by independent counsel retained by the Board of Directors of the Fund.

          In the  event  that  SMC  requests  the Fund to  indemnify  or hold it harmless hereunder,  SMC shall use its best efforts to inform the Fund of the relevant facts concerning the matter in question. SMC shall use reasonable  care to identify and promptly  notify the Fund  concerning any matter which presents,  or appears likely to present,  a claim for indemnification against the Fund.

          The Fund shall have the  election of  defending  SMC against any claim which may be the subject of  indemnification  hereunder.  In the event the Fund so elects, it will so notify SMC and thereupon the Fund shall take over defenses of the claim,  and if so requested by the Fund, SMC shall incur no further legal or other claims related thereto for which it would be entitled to indemnity  hereunder provided,  however,  that nothing herein contained shall prevent SMC from retaining,  at its own expense,  counsel to defend any claim.  Except  with the Fund's  prior consent,  SMC  shall  in no  event  confess  any  claim  or  make  any compromise  in any matter in which the Fund will be asked to indemnify or hold SMC harmless hereunder.

          PUNITIVE  DAMAGES.  SMC shall not be liable to the Fund,  or any third party,  for punitive,  exemplary,  indirect,  special or consequential damages  (even  if SMC has been  advised  of the  possibility  of such damage) arising from its  obligations and the services  provided under this paragraph 5,  including but not limited to loss of profits,  loss of use of the  shareholder  accounting  system,  cost of  capital  and expenses of substitute facilities, programs or services.

          FORCE   MAJEURE.   Anything  in  this  paragraph  5  to  the  contrary
          notwithstanding,  SMC  shall  not  be  liable  for  delays  or  errors occurring by reason of circumstances beyond its control, including but
          not  limited  to  acts  of  civil  or  military  authority,   national
          emergencies,  work stoppages,  fire, flood,  catastrophe,  earthquake, acts of God,  insurrection,  war, riot,  failure of  communication  or interruption.

     (e)  DELEGATION OF DUTIES. SMC may, at its discretion, delegate, assign, or subcontract any of the duties,  responsibilities and services governed by this  paragraph  5, to an  affiliated  company,  whether  or not by
          formal  written  agreement.   SMC  shall,  however,   retain  ultimate
          responsibility  to the  Fund,  and  shall  implement  such  reasonable procedures  as  may  be  necessary,  for  assuring  that  any  duties, responsibilities  or services so assigned,  subcontracted or delegated are  performed in  conformity  with the terms and  conditions  of this
          Agreement.

 6.  OTHER  ACTIVITIES NOT  RESTRICTED.  Nothing in this Agreement shall prevent
     SMC or any officer thereof from acting as investment adviser, administrator or transfer agent for any other person,  firm or corporation,  nor shall it in any  way  limit  or  restrict  SMC or  any of its  directors,  officers, stockholders or employees from buying,  selling,  or trading any securities for its own  accounts  or for the  accounts  of  others  for whom it may be acting;  provided,  however,  that SMC  expressly  represents  that it will undertake no  activities  which,  in its  judgment,  will conflict with the performance of its obligations to the Fund under this  Agreement.  The Fund acknowledges  that  SMC  acts  as  investment  adviser,  administrator  and transfer agent to other investment companies,  and it expressly consents to
     SMC  acting as such;  provided,  however,  that if in the  opinion  of SMC, particular securities are consistent with the investment objectives of, and desirable  purchases  or sales  for the  portfolios  of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

 7.  AMENDMENT.  This  Agreement and the schedules  forming a part hereof may be amended at any time, without  shareholder  approval to the extent permitted by applicable law, by a writing signed by each of the parties  hereto.  Any change  in  the  Fund's  registration  statements  or  other  documents  of compliance or in the forms relating to any plan, program or service offered by its current Prospectus which would require a change in SMC's obligations
     hereunder  shall  be  subject  to  SMC's  approval,   which  shall  not  be
     unreasonably withheld.

 8.  DURATION  AND  TERMINATION  OF  AGREEMENT.   This  Agreement  shall  become
     effective  on May 1,  2002,  provided  that at the  meeting  of the  Fund's shareholders of April 17, 2002 (or any adjournment thereof), it is approved by a majority of the holders of the  outstanding  voting  securities of the
     Fund.  This  Agreement  shall continue in effect until May 1, 2004, and for successive  12-month periods thereafter,  unless terminated,  provided that each such continuance is specifically approved at least annually by (a) the vote of the majority of the entire Board of Directors of the Fund,  and the vote of the  majority  of  those  directors  who are  not  parties  to this
     Agreement or interested persons (as such terms are defined in the 1940 Act)
     of any such  party cast in person at a meeting  called  for the  purpose of voting  on  such  approval,  or  (b)  by  the  vote  of a  majority  of the outstanding voting securities of the Fund (as defined in the 1940 Act).

     Upon this Agreement becoming effective,  any previous Agreement between the
     Fund and SMC  providing  for  investment  advisory,  administrative  and/or transfer agency  services shall  concurrently  terminate,  except that such termination  shall not affect any fees accrued and  guarantees  of expenses with respect to any period prior to termination.

     This  Agreement  may be  terminated  at any  time  without  payment  of any penalty,  by the Fund upon the vote of a majority  of the  Fund's  Board of
     Directors  or, by a majority of the  outstanding  voting  securities of the
     Fund,  or by SMC,  in each case on sixty (60) days'  written  notice to the other party. This Agreement shall  automatically  terminate in the event of its assignment (as such term is defined in the 1940 Act).

 9.  SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof,  then such clause or provision  shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

10.  APPLICABLE  LAW.  This  Agreement  shall be  subject  to and  construed  in accordance with the laws of the State of Kansas.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement to be duly executed by their respective  officers thereto duly authorized on the day, month and year first above written.

                                         SECURITY GROWTH AND INCOME FUND

                                         By
                                                 -------------------------------
                                         Title:  President

ATTEST:

---------------------------------------
Secretary

                                         SECURITY MANAGEMENT COMPANY, LLC

                                         By:
                                                 -------------------------------
                                         Title:  President

ATTEST:

---------------------------------------
Secretary

                                   SCHEDULE A
                  INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES
                          AND TRANSFER AGENCY AGREEMENT

     SCHEDULE OF ADMINISTRATIVE AND FUND ACCOUNTING FACILITIES AND SERVICES

Security  Management  Company,  LLC  agrees to  provide  the Fund the  following administrative facilities and services.

1.  FUND AND PORTFOLIO ACCOUNTING

    a.  Maintain Fund General Ledger and Journal.

    b.  Prepare and record disbursements for direct Fund expenses.

    c.  Prepare daily money transfers.

    d.  Reconcile all Fund bank and custodian accounts.

    e.  Assist Fund independent auditors as appropriate.

    f.  Prepare daily projection of available cash balances.

    g.  Record trading activity for purposes of determining net asset values and daily dividend.

    h.  Prepare daily portfolio  evaluation report to value portfolio securities and determine daily accrued income.

    i.  Determine the daily net asset value per share.

    j.  Determine the daily, monthly,  quarterly,  semiannual or annual dividend per share.

    k.  Prepare monthly, quarterly, semiannual and annual financial statements.

    l.  Provide financial information for reports to the Securities and Exchange
        Commission  in  compliance  with the  provisions of the 1940 Act and the
        Securities  Act of 1933,  the  Internal  Revenue  Service  and any other regulatory agencies as required.

    m.  Provide financial,  yield, net asset value, etc. information to NASD and other survey and statistical agencies as instructed by the Fund.

    n.  Report to the Audit Committee of the Board of Directors.

2.  LEGAL

    a.  Provide  registration  and other  administrative  services  necessary to qualify  the  shares  of  the  Fund  for  sale  in  those  jurisdictions determined from time to time by the Fund's Board of Directors  (commonly known as "Blue Sky Registration").

    b.  Provide  registration  with and reports to the  Securities  and Exchange
        Commission  in  compliance  with the  provisions of the 1940 Act and the
        Securities Act of 1933.

    c.  Prepare  and  review  Fund   Prospectus   and  Statement  of  Additional
        Information.

    d.  Prepare  proxy  statements  and  oversee  proxy  tabulation  for  annual meetings.

    e.  Prepare Board materials and maintain minutes of the Board meetings.

    f.  Draft,  review and  maintain  contractual  agreements  between  Fund and
        Investment Adviser, Custodian, Distributor and Transfer Agent.

    g.  Oversee printing of proxy statements, financial reports to shareholders, prospectuses and Statements of Additional Information.

    h.  Provide legal advice and oversight regarding  shareholder  transactions, administrative services,  compliance with contractual agreements and the provision of the 1940 Act and the Securities Act of 1933.

           SCHEDULE OF SHARE TRANSFER AND DIVIDEND DISBURSING SERVICES

Security  Management  Company,  LLC  agrees to  provide  the Fund the  following transfer agency and dividend disbursing services.

 1.  Maintain shareholder accounts, including processing of new accounts.

 2.  Post address  changes and perform other file  maintenance  for  shareholder accounts.

 3.  Post all transactions to the shareholder file, including:

     a.  Direct purchases;
     b.  Wire order purchases;
     c.  Direct redemptions;
     d.  Wire order redemptions;
     e.  Draft redemptions;
     f.  Direct exchanges;
     g.  Transfers;
     h.  Certificate issuances; and
     i.  Certificate deposits.

 4.  Monitor fiduciary processing, insuring accuracy and deduction of fees.

 5.  Prepare daily  reconciliations of shareholder  processing to money movement instructions.

 6.  Handle bounced check  collections.  Immediately  liquidate shares purchased
     and  return  to  the  shareholder   the  check  and   confirmation  of  the
     transaction.

 7.  Issue all checks and stop and replace lost checks.

 8.  Draft clearing services.

     a.  Maintain signature cards and appropriate corporate resolutions.

     b.  Compare the  signature on the check to the  signatures on the signature card for the purpose of paying the face amount of the check only.

     c.  Receive  checks  presented  for  payment  and  liquidate  shares  after verifying account balance.

     d.  Order checks in quantity specified by the Fund for the shareholder.

 9.  Mail confirmations,  checks and/or certificates  resulting from transaction requests to shareholders.

10.  Perform all of the Fund's other mailings, including:

     a.  Dividend and capital gain distributions;
     b.  Semiannual and annual reports;
     c.  1099/year-end shareholder reporting;
     d.  Systematic withdrawal plan payments; and
     e.  Daily confirmations.

11.  Answer  all  service-related  telephone  inquiries  from  shareholders  and others, including:

     a.  General and policy inquiries (research and resolve problems);
     b.  Fund yield inquiries;
     c.  Shareholder  processing  requests  and account  maintenance  changes by telephone as described above;
     d.  Pending requests to correspondence;
     e.  On-line statistical performance of unit; and
     f.  Reports on telephone activity.

12.  Respond to written inquiries (research and resolve problems), including:

     a.  Initiate   shareholder   account    reconciliation    proceeding   when
         appropriate;
     b.  Notify shareholder of bounced investment checks;
     c.  Respond to financial institutions regarding verification of deposit;
     d.  Initiate proceedings regarding lost certificates;
     e.  Respond to complaints and log activities; and
     f.  Correspondence control.

13.  Maintain  and  retrieve all  required  past  history for  shareholders  and provide research capabilities as follows:

     a.  Monitor daily all processing activity to verify back-up documentation;
     b.  Provide exception reports;
     c.  Provide microfilming services; and
     d.  Provide storage, retrieval and archive services.

14.  Prepare materials for annual meetings.

     a.  Address and mail annual proxy and related material.
     b.  Prepare and submit to Fund an affidavit of mailing.
     c.  Furnish  certified  list of  shareholders  (hard copy or microfilm) and inspectors of elections.

15.  Report and remit as necessary for state escheatment requirements.

Approved:  Fund                                 SMC
               -----------------------------       -----------------------------

                                    EXHIBIT B

          MORE INFORMATION ABOUT THE INVESTMENT MANAGER AND DISTRIBUTOR

   SDI is principal underwriter of the Fund. SDI is a wholly-owned subsidiary of
Security Benefit Group, Inc. ("SBG"), a holding company wholly owned by Security
Benefit Life Insurance Company ("SBL"). SMC is a limited liability company owned by its  members,  SBL and SBG.  SBL is wholly  owned by Security  Benefit  Corp.
(except for shares held by the  Directors  of SBL as required by Kansas law) and
Security  Benefit  Corp.  is wholly  owned by Security  Benefit  Mutual  Holding
Company.  The  address of each of the  foregoing  companies  is 700 SW  Harrison
Street, Topeka, Kansas 66636-0001. For the fiscal year ended September 30, 2001,
SDI received $1,288.00 in Class A sales commissions.

   The principal  occupation and position with SMC and the Fund, of each officer and managing member representative of SMC are as follows:

                         EXECUTIVE OFFICERS OF THE FUND

------------------------------------------------------------------------------------------
                                                               POSITION        POSITION
NAME, AGE AND ADDRESS*         PRINCIPAL OCCUPATION            WITH SMC        WITH FUND
------------------------------------------------------------------------------------------
James R. Schmank, 48**   President and Managing Member       President and     President
                         Representative, SMC; Senior Vice   Managing Member   and Director
                         President, Security Benefit        Representative
                         Group, Inc. and Security Benefit
                         Life Insurance Company
------------------------------------------------------------------------------------------
John D. Cleland, 65      Senior Vice President and            Senior Vice     Chairman of
                         Managing Member Representative,     President and     the Board
                         SMC; Senior Vice President,        Managing Member   and Director
                         Security Benefit Group, Inc. and   Representative
                         Security Benefit Life Insurance
                         Company
------------------------------------------------------------------------------------------
Amy J. Lee, 40           Secretary, SMC; Vice President,       Secretary       Secretary
                         Associate General Counsel and
                         Assistant Secretary, Security
                         Benefit Group, Inc. and Security
                         Benefit Life Insurance Company
------------------------------------------------------------------------------------------
Brenda M. Harwood, 38    Assistant Vice President and        Assistant Vice    Treasurer
                         Treasurer, SMC; Assistant Vice      President and
                         President, Security Benefit           Treasurer
                         Group, Inc. and Security Benefit
                         Life Insurance Company
------------------------------------------------------------------------------------------
Christopher D.           Assistant Secretary, SMC; Second      Assistant       Assistant
Swickard, 36             Vice President and Assistant          Secretary       Secretary
                         Counsel, Security Benefit Group,
                         Inc. and Security Benefit Life
                         Insurance Company
------------------------------------------------------------------------------------------
 *All located at 700 SW Harrison Street, Topeka, KS 66636-0001 unless otherwise noted.
**Principal executive officer
------------------------------------------------------------------------------------------

   SMC  acts as  investment  adviser  for  certain  other  mutual  funds  with  investment objectives similar to the investment  objectives of the Fund. Set forth below are the name of the other similar mutual fund,  information concerning the similar fund's net assets as of  September  30, 2001 and the fees paid to SMC for its services to the other mutual fund
(none of which were waived or reimbursed by SMC):

           -----------------------------------------------------------
                                                       ANNUAL RATE OF
                                    NET ASSETS OF       COMPENSATION
           NAME OF SIMILAR FUND     SIMILAR FUND      FOR SIMILAR FUND
           -----------------------------------------------------------
           SBL Fund, Series B       $520,345,346           0.75%
           -----------------------------------------------------------

                                    EXHIBIT C

                            CLASS A DISTRIBUTION PLAN
                         SECURITY GROWTH AND INCOME FUND

                                   MAY 1, 2002

This  Distribution  Plan (the "Plan")  constitutes the plan adopted  pursuant to
Rule 12b-1  under the  Investment  Company  Act of 1940,  as amended  (the "1940
Act"), to the extent applicable, on behalf of the Class A shares of the Security
Growth and Income Fund (the "Fund").

1.  THE PLAN.  This Plan  provides for the financing by the Fund of the services and  activities  described in Section 2  (hereinafter  called  "distribution services")  on  behalf of the  Class A shares  of the  Fund.  The  principal purpose of this Plan is to enable  the Fund to  supplement  expenditures  by
    Security   Distributors,   Inc.,   the   Distributor   of  its  shares  (the
    "Distributor"), for distribution services with respect to the Class A shares of the Fund.

    The Board of Directors, in considering whether the Fund should implement the
    Plan, has requested and evaluated such information as it deemed necessary to make an informed  determination as to whether the Plan should be implemented and has considered such pertinent factors as it deemed necessary to form the basis for a decision to use assets of the Fund for such purposes.

    In voting to approve the  implementation  of the Plan,  the  Directors  have concluded,  in the  exercise of their  reasonable  business  judgment and in light of their  respective  fiduciary  duties,  that  there is a  reasonable likelihood that the Plan will benefit the Fund and its shareholders.

2.  DISTRIBUTION SERVICES.

    (a)  The Fund may make payments  under this Plan, or any agreement  relating to  this  Plan  ("Agreement"),  in  connection  with  any  distribution services,  including,  but not limited to, the  following  distribution services:

            (i)  Preparation,  printing and  distribution  of the Prospectus and
                 Statement of Additional  Information and any supplement thereto used in  connection  with the offering of the Fund's  shares to the public;

           (ii)  Printing   of   additional   copies   of   reports   and  other
                 communications which were prepared by the Fund for distribution to existing  shareholders  for use by the  Distributor as sales literature;

          (iii)  Preparation,  printing  and  distribution  of any  other  sales literature  used in connection  with the offering of the Fund's shares to the public;

           (iv)  Expenses incurred in advertising,  promoting and selling shares of the Fund to the public;

            (v)  Payment  or  reimbursement  of legal and  administrative  costs associated with implementing the Plan;

           (vi)  Any  Shareholder  Service  Fees  paid  by  the  Distributor  to securities  dealers or other  entities  that have  executed  an
                 Agreement with the Distributor.  Shareholder Service Fees shall include fees for account  maintenance  and personal  service to shareholders,  including, but not limited to, answering routine customer inquiries  regarding the Fund,  assisting customers in changing dividend options,  account designations and addresses, and in enrolling into any of several special  investment  plans offered in  connection  with the purchase of the Fund's Class A shares,  assisting  in the  establishment  and  maintenance  of customer accounts and records and in the processing of purchase and redemption  transactions,  investing  dividends and capital
                 gains   distributions   automatically   in  shares,   providing
                 sub-administration  and/or sub-transfer agency services for the benefit of the Fund and  providing  such other  services as the
                 Fund or the customer may reasonably request;

          (vii)  Commissions  to sales  personnel for selling shares of the Fund and interest expenses related thereto; and

         (viii)  Expenses  incurred in promoting  sales of shares of the Fund by securities  dealers,  including  the  costs of  preparation  of
                 materials  for   presentations,   travel  expenses,   costs  of
                 entertainment,  and other expenses  incurred in connection with promoting sales of Fund shares by dealers.

    (b)  Any payments for  distribution  services  shall be made  pursuant to an
         Agreement.  As required  by the Rule,  each  Agreement  relating to the implementation of this Plan shall be in writing and subject to approval and  termination  pursuant to the provisions of Section 6 of this Plan.
         However,  this Plan shall not  obligate  the Fund or any other party to enter into such Agreement.

3.  AGREEMENT WITH DISTRIBUTOR. All payments to the Distributor pursuant to this
    Plan shall be subject to and be made in compliance with a written  agreement between  the  Fund  and the  Distributor  containing  a  provision  that the
    Distributor  shall furnish the Fund with  quarterly  written  reports of the amounts expended and the purposes for which such expenditures were made, and such  other  information  relating  to  such  expenditures  or to the  other distribution  services  undertaken  or  proposed  to be  undertaken  by  the
    Distributor  during such fiscal year under its  Distribution  Agreement with the Fund as the Fund may reasonably request.

4.  LIMITATIONS  ON  COVERED  EXPENSES.  The  Fund may pay as  compensation  for distribution  services  provided  under  Section 2 of this  Plan  (including
    Shareholder  Service Fees), or as reimbursement  for  distribution  services rendered  and/or  expenses borne, in any fiscal year of the Fund a fee equal to one-quarter of one percent (0.25%) of the Fund's average daily net assets for such fiscal year. Except as provided in the next sentence,  the payments to be paid pursuant to this Plan shall be  calculated  and accrued daily and paid monthly or at such other  intervals as the Directors  shall  determine, subject  to any  applicable  restriction  imposed  by rules of the  National
    Association of Securities Dealers, Inc. The Distributor may pay to the other party to any Agreement a  Shareholder  Service Fee payable (a) for the first year, initially,  in any amount equal to 0.25% annually of the aggregate net asset  value of the shares  purchased  by such other  party's  customers  or clients,  and (b) for each year  thereafter,  quarterly,  in  arrears  in an amount equal to such  percentage (not in excess of .000685% per day or 0.25%
    annually) of the  aggregate net asset value of the shares held by such other party's customers or clients at the close of business each day as determined from time to time by the Distributor.

    Payment  of fees  as  compensation  or  reimbursement  for any  distribution service  shall not: (1)  duplicate  payments for the same service  under any other  agreement  or plan  applicable  to the  Fund;  or (2)  constitute  an
    admission    that   such    distribution    service    is   a   Rule   12b-1
    distribution-related  service.  In accordance  with Conduct Rule 2830 of the
    National  Association of Securities  Dealers,  Inc., as amended from time to time,  the entire fee payable under the Plan may  constitute a "service fee"
    as that term is defined in Conduct Rule 2830.

5.  INDEPENDENT  DIRECTORS.  While this Plan is in  effect,  the  selection  and nomination  of  Independent  Directors of the Fund shall be committed to the discretion of the  Independent  Directors.  Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such  selection  and  nomination  is  approved  by a majority  of the
    Independent Directors.

6.  EFFECTIVENESS,  CONTINUATION,  TERMINATION AND AMENDMENT. This Plan and each
    Agreement shall go into effect when approved.

    (a)  By vote of the Fund's  Directors,  including the affirmative  vote of a majority  of the  Independent  Directors,  cast in  person at a meeting called for the purpose of voting on the Plan or the Agreement; and

    (b)  If adopted  after any public  offering of the Fund's  Class A shares or the sale of the Fund's Class A shares to persons who are not affiliated persons of the Fund,  affiliated persons of such persons,  promoters of the Fund, or affiliated persons of such persons,  the Plan (solely with respect to Rule 12b-1 distribution-related  activities and/or services)
         must be  approved  by a vote of a majority  of the  outstanding  voting securities of the Class A shares of the Fund.

    This Plan and any  Agreements  relating to the  implementation  of this Plan shall,  unless terminated as hereinafter  provided,  continue in effect from year to year only so long as such  continuance is  specifically  approved at least annually by vote of the Fund's  Directors,  including the  affirmative vote of a majority of its Independent Directors, cast in person at a meeting called  for the  purpose  of voting on such  continuance.  This Plan and any
    Agreements relating to the implementation of this Plan may be terminated, in the case of the Plan,  at any time or, in the case of any  Agreements,  upon not more than  sixty  (60) days'  written  notice to any other  party to the
    Agreement by vote of a majority of the Independent  Directors or by the vote of the holders of a majority of the  outstanding  voting  securities  of the
    Class A shares of the Fund. Any Agreement shall terminate  automatically  in the event it is assigned.  Any material amendment to this Plan shall require approval by vote of the Fund's Directors,  including the affirmative vote of a majority of the Independent Directors,  cast in person at a meeting called for the purpose of voting on such  amendment.  The Plan shall not be amended to materially increase the amount spent for Rule 12b-1  distribution-related activities  or  services  without  approval  by a vote of a majority  of the outstanding voting securities of the Class A shares of the Fund.

    In the event this Plan should be terminated by the shareholders or Directors of the Fund, the payments paid to the Distributor pursuant to the Plan up to the date of termination  shall be retained by the Distributor.  Any expenses incurred by the  Distributor  in excess of those  payments  will be the sole responsibility of the Distributor.

7.  RECORDS.  The Fund shall preserve copies of this Plan and any Agreements and all reports made pursuant to Section 3 hereof, for a period of not less than six (6) years from the date of this  Plan,  any such  Agreement  or any such report,  as the case may be,  the first  two  years in an easily  accessible place.

8.  DEFINITIONS. As used in the Plan, (a) the term "Independent Directors" shall mean those Directors of the Fund who are not interested  persons of the Fund and have no direct or indirect  financial  interest in the  operation of the
    Plan or any Agreement, (b) the term "Rule 12b-1  distribution-related" shall mean primarily  intended to result in the sale of Class A shares of the Fund for purposes of Rule 12b-1, (c) the terms "affiliated person," "assignment,"
    "interested  person,"  "promoter"  and "majority of the  outstanding  voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations  thereunder,  subject to such exemptions as may be granted by the Securities and Exchange Commission.

www.securitybenefit.com
[SBG LOGO]
The Security Benefit
Group of Companies
700 SW Harrison St.
Topeka, Kansas 66636-0001

                  NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
                         SECURITY GROWTH AND INCOME FUND
                            TO BE HELD APRIL 17, 2002
                 700 SW HARRISON ST., TOPEKA, KANSAS 66636-0001
                            TELEPHONE 1-800-888-2461

The undersigned hereby appoints John D. Cleland, Donald A. Chubb, Jr., and James
R. Schmank, and each of them, with full power of substitution, as proxies of the undersigned  to  vote  at the  above-stated  meeting,  and  at all  adjournments thereof, all shares of

                         SECURITY GROWTH AND INCOME FUND

held by the undersigned at the Special Meeting of Stockholders of the Fund to be
held at 9:30 AM,  local  time,  on April 17,  2002,  at Security  Benefit  Group
Building,  700  SW  Harrison  Street,  Topeka,  Kansas  66636-0001,  and  at any
adjournment  thereof,  in the manner  directed below with respect to the matters referred to in the proxy  statement for the meeting,  receipt of which is hereby acknowledged,  and in the proxies'  discretion,  upon such other  matters as may properly come before the meeting or any adjournment thereof.

In order to avoid the additional  expense of further  solicitation to your Fund, we  strongly  urge you to review,  complete,  and return  your ballot as soon as possible. Your vote is important regardless of the number of shares you own. The
Board of Directors recommends a vote for each of the following proposals.  These
voting   instructions  will  be  voted  as  specified  and  in  the  absence  of specification will be treated as granting authority to vote "FOR" each proposal.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Call 1-800-690-6903
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.
2)  Go to Website www.proxyvote.com
3)  Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     SCURT6     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND

IMPORTANT: STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT IN PERSON AT THE MEETING
ARE REQUESTED TO MARK,  DATE,  SIGN AND RETURN THE ENCLOSED PROXY CARD(S) TO THE
FUND, OR OTHERWISE VOTE THEIR SHARES, AS EARLY AS POSSIBLE.

VOTE ON PROPOSALS
                                                         FOR   AGAINST   ABSTAIN

1.  To approve an amendment to the Fund's Investment
    Management and Services Agreement, with Security
    Management Company, LLC.                             |_|     |_|       |_|

2.  To approve  adoption  of a Class A  Distribution
    Plan for the Fund.                                   |_|     |_|       |_|

3.  To approve a proposal  to change the Fund's name
    from  "Security   Growth  and  Income  Fund"  to
    "Security Large Cap Value Fund."                     |_|     |_|       |_|

   To transact  such other  business as may properly  come before the Meeting or any adjournments thereof, and to adjourn the Meeting from time to time.

   THERE IS  ENCLOSED  A PROXY  FORM  SOLICITED  BY THE  BOARD OF  DIRECTORS  OF
SECURITY  GROWTH  AND  INCOME  FUND.  ANY FORM OF  PROXY  THAT IS  EXECUTED  AND
RETURNED,  NEVERTHELESS  MAY BE  REVOKED  PRIOR  TO ITS USE.  ALL  SUCH  PROXIES
PROPERLY EXECUTED AND RECEIVED IN TIME WILL BE VOTED AT THE MEETING.

                                           By order of the Board of Directors of
                                           Security Growth and Income Fund,
Topeka, Kansas                             AMY J. LEE
March ____, 2002                           Secretary

NOTE:  Please sign  exactly as the name  appears on this card.  EACH joint owner must sign the proxy. When signing as executor, administrator,  attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a  corporation,  please give the FULL  corporate  name and indicate the signer's office. If a partner, please sign in the partnership name.

-------------------------------------------    ---------------------------------
Signature (PLEASE SIGN WITHIN BOX)     Date    Signature (Joint Owners)     Date

--------------------------------------------------------------------------------